Investor Presentation May 2013 Orrstown Financial Services, Inc. Exhibit 99

This presentation may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-
looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, including statements related to improving credit, improving core fundamental operations, improving operational efficiency, cost savings, growing core earnings through expense reduction and revenue growth, investments in revenue generating lines of business, preserving capital, serving shareholder returns, expanding core funding, converting non-performing assets to earning assets, being well positioned for selective loan growth, our target efficiency ratio in the next 36 months, our initiatives meeting return on capital minimums, and strong reserve coverage. Actual results and trends could differ materially from those set forth in such statements and there can be no assurances we will: improve credit, improve core fundamental operations, improve operational efficiency, achieve cost savings, grow core earnings, grow our revenues, reduce expenses, expand our business, preserve capital, provide the return that our shareholders may expect, expand core funding, convert non-performing assets to earning assets, grow our loan portfolio, achieve our target efficiency ratio in the next 36 months, or that our initiatives will meet return on capital minimums or that our reserves will be adequate. Factors that could cause actual results to differ from those expressed or implied by the forward-looking statements include, but are not limited to, the following: ineffectiveness of the Company's business strategy due to changes in current or future market conditions; the effects of competition, including industry consolidation and development of competing financial products and services; changes in laws and regulations, including the Dodd-Frank Wall Street Reform and
Consumer Protection Act; interest rate movements; changes in credit quality; inability to raise capital under favorable conditions, volatilities in the securities markets, deteriorating economic conditions, and other risks and uncertainties, including those detailed in
Orrstown Financial Services, Inc.'s Form 10-K for the fiscal year ended December 31, 2012 and 2011 and Form 10-Qs for the quarters ended March 31, 2012, June 30, 2012, September 30, 2012 and March 31, 2013, and other filings made with the Securities and Exchange
Commission. The statements are valid only as of the date hereof and Orrstown Financial Services, Inc. disclaims any obligation to update this information.
Forward Looking Information

ORRSTOWN BANK

PENNSYLVANIA
MARYLAND
WEST VIRGINIA
DELAWARE
Allentown
Philadelphia
Baltimore

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Orrstown Financial Services, Inc.
$1.2 billion in assets
Headquartered in Shippensburg, PA
21 locations in Pennsylvania and Maryland
• 9 branches in Cumberland
• 7 branches in Franklin
• 4 branches in Perry
• 1 branch in Washington
Customer-focused business model with
nearly 100 years of success
In addition to community banking
services, provides trust & investment
services to individuals, businesses, non-
profits and municipalities (over $1 billion
of trust assets as of March 31, 2013)
Trades on the NASDAQ under the symbol
“ORRF”

Seasoned Leadership Team
Thomas R. Quinn, Jr. has served as President, Chief Executive Officer and Director of Orrstown
Financial Services, Inc. and of Orrstown Bank since May 2009. Mr. Quinn joined the Bank in March
2009 as President-elect and served in that capacity until he was appointed President and Chief
Executive Officer. He served as President and Chief Executive Officer of Fifth Third Bancorp’s South
Florida Affiliate from 2005 to July 2008, and in a variety of executive positions with Citigroup and its affiliates from 1992 to 2005. Mr. Quinn is a graduate of Edinboro University of Pennsylvania.
Thomas R. Quinn Jr.
President & CEO
David P. Boyle has served as Executive Vice President and Chief Financial Officer of Orrstown
Financial Services, Inc. and Orrstown Bank since August 2012. Mr. Boyle graduated from
Westminster College with a degree in Business Administration and Accounting. Mr. Boyle worked as an Accountant for four years at a Big Four accounting firm following graduation before entering the banking field in 1990 as Vice President, Controller at Wayne Bancorp, Inc., in Wooster, Ohio. As his
career progressed at Wayne Bancorp, Inc., Mr. Boyle was named Chief Financial Officer in 1995;
President, Chief Operating Officer in 1999; and Chairman, President and Chief Executive Officer in
2001. His most recent position was Executive Vice President, Chief Performance Officer at PNC.
David P. Boyle
Executive VP & CFO
Jeffrey M. Seibert began as a Management Trainee and progressed through roles of increasing responsibility prior to joining Peoples State Bank ("Peoples") in 1994. He worked for Peoples, and its successor, Community Banks of Harrisburg as Senior Lender, Chief Credit Officer, and Managing
Director of Banking Services. Mr. Seibert served as Chief Operating Officer of Susquehanna Bank,
PA, Managing Director of Commercial Banking, and finally President of the Pennsylvania Division.
Jeffrey M. Seibert
EVP & COO
Years Experience Previous Experience
23 Years
22 Years
David D. Keim
Executive VP & Chief
Risk Officer
David D. Keim oversees the Enterprise Risk Management function of the Bank and is responsible for the leadership, innovation, governance, and management necessary to identify, evaluate, mitigate, and monitor the Bank's operational and strategic risk. A graduate of Drexel University and the
Stonier Graduate School of Banking, Mr. Keim spent the majority of his career in south central
Pennsylvania at Susquehanna Bank in roles of increasing responsibility focused on risk management.
Robert G. Coradi
Senior VP & Chief
Credit Officer
32 Years
41+ Years
25 Years
Robert G. Coradi is based out of the Bank's North Pointe Operations Center in Chambersburg, PA
and oversees the credit administration functions of the organization. With 25 years of banking experience and having held various positions such as Senior Credit Officer, Chief Operating Officer and President & Chief Executive Officer, Mr. Coradi brings extensive experience and knowledge to his position at Orrstown Bank. Mr. Coradi attended Penn State University where he earned his
Bachelor's degree in Finance with a Minor in Economics and he attained his MBA from Mt. St. Mary's
College with a Finance Concentration.

UNITED STATES
MASS.
CONN.
Erie
Cleveland
Akron
Pittsburgh
Harrisburg
N.J.
New York
Philadelphia
Dover
MD.
Washington, D.C.
PENNSYLVANIA
MARYLAND
Harrisburg
Lancaster
York
Reading
Lebanon
Shippensburg
Gettysburg
Hagerstown
Greencastle
Mercersburg
Newville
Lurgan
Hanover
FRANKLIN
ADAMS
DAUPHIN
PERRY
BERKS
HARFORD
CARROLL
FREDERICK
WASHINGTON

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Market Area
Currently operating 21 full-service
locations along the Route 81
corridor from Washington County,
Maryland through Franklin,
Cumberland and Perry Counties,
Pennsylvania
The combined population of the
current market area is
approximately 580,000 as of June
30, 2012
The current combined market has
over $9.7 billion in total deposits as
of June 30, 2012
Orrstown has over a billion in
deposits as of June 30, 2012 or
approximately 11.7% of the total
market share
3 contiguous counties to the East
represent growth markets of
approximately $15 billion in
deposits
Harrisburg is approximately 70
miles from Baltimore, 90 miles
from Philadelphia and 95 miles
from Washington D.C.

Late 2007 – Mid 2010
"Financial Crisis"
Late Cycle NPA Peak
Transition to Offense
Price Change
NPAs ($000s)
40.0%
20.0%
0.0%
(20.0%)
(40.0%)
(60.0%)
(80.0%)
(100.0%)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
June 2009: Added to the Russell 3000 Index
March 2010: Completes $40M follow-on offering
April 2013: Forms CRE lending team
December 2012: Announced loan sale and strategic initiatives
KBW (37%)
ORRF (50%)
12/31/07
9/30/08
6/30/09
3/31/10
12/31/10
9/30/11
6/30/12
3/31/13
NPAs
ORRF Price Change
KBW Bank Price Change

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Timeline of Events
Significant Staffing Hires:
8/14/12 - Jeffrey Seibert, COO
8/29/12 - David Boyle, CFO
9/25/12 – David Keim, CRO
11/5/12 - Robert Coradi , CCO
Note: Non-Performing assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and real estate owned.

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Future Strategic Initiatives
Completing Credit Turnaround
• Asset quality remediation, including loan workouts, additional structural enhancements, and multiples sales of non performing assets to third parties have driven an 83% reduction in non performing assets from December 31, 2011
• Asset quality metrics are now more comparable to “pre-crisis” levels
Improving Fundamental Operations
• Grow earnings through expense reduction and revenue expansion
• “Operation Bottom Line” announced in December 2012 will drive improved operational efficiency through targeted cost savings initiatives and investments in revenue generating lines of business
• Returned to profitability in the fourth quarter of 2012 and remained profitable in the first quarter of 2013
Franchise Expansion
Management Team Accountable for Results
Preserve and Continue to Grow Capital Position
Financial Discipline Serving Shareholder Returns

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Summary Financial Highlights
1. Return on average tangible equity is a non-GAAP-based financial measure calculated using non-GAAP-based amounts, including management’s definition of tangible assets and tangible equity. The most directly comparable GAAP-based measure is return on average equity.
2. The efficiency ratio expresses noninterest expense as a percentage of tax equivalent net interest income and noninterest income, excluding securities gains, goodwill impairment, and other non-recurring items.
3. The ratio of tangible common equity, or TCE, to tangible assets, or TA, is a non-GAAP-based financial measure. In order to calculate tangible common equity and tangible assets, the Company’s management subtracts intangible assets from both common equity and assets. The most directly comparable GAAP-based measure is the ratio of stockholders’
equity to assets.
4. NPAs defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and real estate owned.
5. NPLs include nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing.
Second
consecutive
quarter of
profitability
(51% increase
from previous
quarter)
(Dollars in 000s, except per share data) 2013Q1
Balance Sheet: 2008     2009     2010     2011     2012
Total Assets $1,051,783 $1,196,432 $1,511,722 $1,444,097 $1,232,668 $1,197,038
Total Gross Loans 820,468 881,074 966,986 967,993 711,601 681,928
Total Deposits 757,368 915,170 1,188,377 1,216,902 1,085,039 1,044,297
Total Equity 103,347 110,886 160,484 128,197 87,694 88,849
Results of Operations:
Net Income (Loss) $13,103 $13,373 $16,581 ($31,964) ($38,454) $1,560
Diluted EPS $2.03 $2.07 $2.17 ($3.98) ($4.77) $0.19
Return on Average Assets 1.38% 1.19% 1.21% (2.11%) (2.84%) 0.52%
Return on Average Equity 13.20% 12.48% 11.22% (20.33%) (35.22%) 7.12%
Return on Average Tangible Equity
(1)
17.02% 15.73% 13.19% (9.17%) (35.40%) 7.34%
Net Interest Margin 3.93% 3.66% 3.73% 3.66% 3.12% 3.07%
Efficiency Ratio
(2)
56.7% 58.9% 54.9% 55.2% 72.2% 84.3%
Noninterest Expense/ Average Assets 2.97% 2.81% 2.67% 3.98% 3.21% 3.69%
Capital Adequacy:
Tang. Common Equity / Tang. Assets
(3)
7.97% 7.65% 9.38% 8.81% 7.05% 7.36%
Total Risk-based Capital Ratio 10.9% 11.4% 14.8% 13.0% 12.2% 12.8%
Asset Quality:
NPAs / Assets
(4)
0.68% 0.96% 1.22% 7.88% 1.86% 1.61%
Loan Loss Reserves/ NPLs
(5)
109.6% 106.2% 92.5% 39.2% 110.1% 126.7%
Loan Loss Reserves/ Gross Loans 0.87% 1.26% 1.66% 4.53% 3.29% 3.25%
Year Ended December 31,

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Fundamental Operations
Net Interest Margin
•
Use current market opportunities to
expand core funding
•
Convert NPAs to earning assets
•
Require pricing discipline amid
competitors leading with price
Loan Growth
•
Expansion on key lines of business (C&I,
medical and professional)
•
Well positioned near substantial markets
allowing for selective loan growth
Increasing Fee Income
•
Target leveraging both deposit and loan
customers
•
Both wealth management lines and
transaction fees
Efficiency Ratio
•
Branch optimization and expansion –
disciplined return on invested capital
approach
•
Utilize experiences of new management
team members
•
Continual upgrading of employee talent
level – driving revenue will lower
efficiency ratio
•
“Operation Bottom Line”: 58% - 62%
target efficiency ratio in the next 36
months
Earnings Summary
1. Real Estate Owned Expenses include OREO expenses, gains and losses.
2. “Adjusted Earnings” is a non-GAAP-based financial measure calculated using non-GAAP-based amounts, including management’s definition of “non-core” items.
3. The efficiency ratio expresses noninterest expense as a percentage of tax equivalent net interest income and noninterest income, excluding securities gains, goodwill impairment, and other non-recurring items (excludes other litigation expenses for 3/31/13 and 12/31/12).
For the Quarter Ended,
(Dollars in 000s)
12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13
Net Interest Income (FTE) $12,265 $11,494 $10,129 $9,574 $8,954 $8,562
Noninterest Income 7,379 6,191 7,027 4,880 5,164 4,432
Noninterest Expense 30,486 10,883 10,733 11,133 10,600 10,949
Pre-Tax/ Pre-Provision Income (FTE) ($10,842) $6,802 $6,423 $3,321 $3,518 $2,045
Non-core Items:
(Less) Realized Gain on Securities $3,025 $2,231 $2,595 ($2) - $122
+ Goodwill Impair. & Intang. Amt. 19,500 52 52 52 52 52
+ Collection and Problem Loan 477 719 579 593 407 182
+ Other Litigation Charges - - - - 80 371
+
Real Estate Owned Expenses
(1)
368 376 100 230 128 43
"Adjusted" Earnings
(2)
$6,478 $5,718 $4,559 $4,198 $4,185 $2,571
"Adjusted" PTPP Return on Assets 1.76% 1.59% 1.28% 1.29% 1.34% 0.86%
Efficiency Ratio
(3)
63.9% 67.7% 72.7% 75.1% 73.2% 81.4%
Net Interest Margin 3.45% 3.37% 2.96% 3.10% 3.00% 3.07%

$4.4 Million
Mortgage Banking 17%
Securities Gains 3%
Other 8%
Trust / Brokerage 40%
Charges on Deposits 32%

45.0%
30.0%
15.0%
0.0%
27.5%
27.4%
31.4%
34.8%
37.7%
34.7%
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Diverse and Growing Revenue Stream
2013Q1 Noninterest Income Composition
•
Non-interest income continues to be
a stable and significant source of
revenue
•
Mortgage banking favorably
influenced by continued low interest
rate environment and greater
stability in the real estate market
•
Orrstown Financial Advisors
continues to generate solid trust and
brokerage revenue
•
Overall, favorable market conditions,
combined with new business
opportunities has led to an enhanced
revenue stream
Noninterest Income / Total Revenue (%)
(1)
1. Note: noninterest income excludes gain on securities, total revenue includes net interest income and noninterest income (excluding gain on securities)

$1.04 Billion
Demand, 11%
NOW & Oth Trans., 33%
MMDA & Savings, 20%
Time > $100K, 16%
Time < $100K, 20%

0.80%
0.60%
0.40%
0.20%
0.00%
0.69%
0.66%
0.62%
0.54%
0.49%
0.46%
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Deposit Franchise
Deposit Composition (3/31/13)
•
Significant deposit franchise  - with
over 83% “core “
•
Limited use of wholesale and
brokered deposits
•
Effectively managing the cost of
deposits which declined to 0.46% for
the quarter ended March 31, 2013
Cost of Total Deposits (%)

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.4%
7.2%
11.5%
12.8%
"Well Cap."
"Well Cap."
"Well Cap."
TCE Ratio
Leverage Ratio
Tier 1 Risk-based Ratio
Total Risk-based Capital Ratio

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Capital Position
•
Regulatory Capital levels are solidly
above “well capitalized”
•
Simple capital structure – no trust
preferred, TARP or holding company
debt
•
Common dividend was suspended in
2011 to preserve capital
•
Deferred tax valuation allowance of
$20.3 million taken in 2012 combined
with recent profitability implies future
potential upside to capital ratios
3/31/13 Capital Ratios (%)

$675 Million
MRQ Yield: 4.98%
Municipal, $67M, 10%
Commercial, $42M, 6%
Home Equity, $91M, 14%
Construction, $27M, 4%
Non-Owner Occupied Resi., $65M, 10%
Other, $7M, 1%
Non-Owner Occupied RE, $108M, 16%
1-4 Family, $109M, 16%
Owner Occupied RE, $137M, 20%
Multifamily, $21M, 3%

$17.3 Million
Home Equity, $0.6M, 3%
Commercial, $1.3M, 8%
Construction, $3.6M, 21%
Non-Owner Occupied Resi, $3.9M, 23%
Non-Owner Occupied RE, $3.0M, 17%
1-4 Family, $2.7M, 16%
Owner Occupied RE, $2.2M, 12%

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Diversified Loan Portfolio
Loans Held for Investment Composition (3/31/13) Non-Performing Loans by Type (3/31/13)
(1)
1. NPLs include nonaccrual loans, restructured loans and still accruing, loans past due 90 days or more and still accruing.

✓

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$113,779
$88,317
$63,360
$64,391
$22,911
$19,223
Down 83%
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
NPAs ($000s)

✓

✓

✓

✓

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Aggressive Sale of Problem Assets
•
Fourth quarter 2012 loan sale of 172 distressed commercial loans with a book balance of $45.6 million significantly reduced non-performing asset levels
•
OREO exits have balanced capital considerations as well as substantial “soft costs” in holding
NPA Inflows Continue to Slow
Future CRE and A&D will be Limited and Targeted
Strong Reserve Coverage
•
The allowance for loan losses totaled $21.9 million at March 31, 2013, or approximately 3.3% of gross loans and 127% of NPLs
Completing Credit Turnaround
Significant Reduction in NPAs
•
Asset quality issues were addressed quickly and
aggressively in 2012
•
“Risk Assets” totaled $19.2 million at March 31,
2013, a 83% reduction from $113.8 million at
December 31, 2011
•
Risk Assets to assets of 1.61% as of March 31,
2013 is now in-line with peers and more
comparable to pre-crisis levels
•
Renegotiated loans (or “TDRs”) substantially
“cured” in 2012
Note: Non-Performing assets defined as nonaccrual loans, restructured loans and still accruing, loans past due 90 days or more and still accruing, and real estate owned.

Potential Expansion Markets (Illustrative 100 Mile Radius)

100 mi
UNITED STATES
PENNSYLVANIA
Pittsburgh
Allentown
Paterson
Newark
NEW JERSEY
Philadelphia
MARYLAND
Baltimore
Washington, D.C.
Alexandria
DELAWARE

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Shareholder Focus – ROI /Accretion
New Markets
Loan Production Offices and Full Service Branches
Branch Franchise Acquisitions
Whole Company Mergers
Each initiative will meet return on capital minimums
Transitioning to Offense - Expansion Opportunities
• Targeting attractive adjacent
markets
• Expansion market customer base
allows for targeted line of business
growth

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Investment Highlights
Established South Central Pennsylvania bank
Deep and experienced Management team with strong operational ability
Aggressively dealt with asset quality issues, with ratios that are now in-line with peers as a result of 2012 strategies
Strategic plans in place to drive core earnings growth, with a return to profitability in the fourth quarter of 2012 and sustained profitability in the first quarter of 2013
Well-positioned for future growth throughout the region
Compelling absolute and relative valuation

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Appendix

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Non-Performing Asset Summary
1. Non-Performing Assets = Nonaccrual + OREO.
2. “Risk Assets” = Nonaccrual + Restructured and still accruing + 90 day past due and still accruing + OREO.
% Change Q1'13 vs.
(dollars in thousands) 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 Q1'12 Q4'12
Non-Accrual Loans 83,697 $       82,058 $       56,917 $       57,780 $       17,943 $       14,220 $       (83%) (21%)
OREO 2,165 2,413 2,337 2,575 1,876 1,925 (20%) 3%
Non-Performing Assets 85,862 $       84,471 $       59,254 $       60,355 $       19,819 $       16,145 $       (81%) (19%)
Restructured Loans Still Accruing 27,917 3,844 2,831 3,113 3,092 3,078 (20%) (0%)
90+ Days Delinquent Still Accruing - 2 1,275 923 - - (100%) NA
Total "Risk Assets" 113,779 $     88,317 $       63,360 $       64,391 $       22,911 $       19,223 $       (78%) (16%)
Loans 30-89 Past Due 6,723 $         6,501 $         6,219 $         5,435 $         3,578 $         6,069 $
Asset Quality Ratios:
Non-Accrual Loans / Loans 8.67% 9.13% 6.79% 7.19% 2.55% 2.11%
NPAs/Assets
(1)
5.95% 5.84% 4.46% 4.75% 1.61% 1.35%
NPAs /Loans + OREO 8.87% 9.37% 7.05% 7.49% 2.81% 2.39%
"Risk Assets" /Loans + OREO 11.76% 9.80% 7.54% 7.99% 3.25% 2.84%
"Risk Assets"/Assets
(2)
7.88% 6.10% 4.77% 5.07% 1.86% 1.61%
Allowance for Loan Losses/ Loans 4.53% 3.13% 4.32% 4.57% 3.29% 3.25%
Allowance for Loan Losses/ Non-Accrual Loans 52.2% 34.3% 63.7% 63.5% 129.1% 154.1%
Allowance for Loan Losses/ Non-Accrual + Restructured 39.2% 32.8% 60.6% 60.3% 110.1% 126.7%

9.00%
7.50%
6.00%
4.50%
3.00%
1.50%
0.00%
0.68%
0.96%
1.22%
7.88%
1.86%
1.61%
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q1
Peers
ORRF

6.00%
4.50%
3.00%
1.50%
0.00%
0.87%
1.26%
1.66%
4.53%
3.29%
3.25%
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q1
Peers
ORRF

200%
160%
120%
80%
40%
0%
109.6%
106.2%
92.5%
39.2%
110.1%
126.7%
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q1
Peers
ORRF

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.06%
0.11%
0.44%
3.11%
8.01%
0.72%
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q1
Peers
ORRF

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Asset Quality Trends
NPAs (Incl. TDRs) & 90+PD / Assets
(1)
Allowance for Loan Losses / Loans
Allowance for Loan Losses / NPLs
(2)
NCOs / Avg. Loans
Source SNL Financial, Peers consist of 19 exchange traded institutions headquartered in the Mid-Atlantic with assets between $1.0 and $2.0 billion.
1. Non-Performing Assets = Nonaccrual + Restructured and still accruing + 90 day past due and still accruing + OREO.
2. Non-Performing Loans = Nonaccrual + Restructured and still accruing + 90 day past due and still accruing.